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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 12, 1999, in the Registration Statement (Amendment No. 2 to Form S-1) of NetRatings, Inc. dated October 27, 1999.



Palo Alto, California
October 27, 1999


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    The foregoing consent is in the form that will be signed upon the effectiveness of the stock split as described in Note 5 to the financial statements.


                                                      /s/ ERNST & YOUNG LLP


Palo Alto, California
October 27, 1999